UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) November 30, 2007

Commission File Number	Registrant; State of Incorporation; Address; and Telephone Number	IRS Employer Identification No.

1-9513	CMS ENERGY CORPORATION (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-2726431

1-5611	CONSUMERS ENERGY COMPANY (A Michigan Corporation) One Energy Plaza Jackson, Michigan 49201 (517) 788-0550	38-0442310
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
On November 30, 2007 Consumers Energy Company (“Consumers”) entered into a collateralized $200 million letter of credit reimbursement agreement (the “New LOC Facility”) with The Bank of Nova Scotia (“BNS”). The letters of credit drawn under this facility will be secured by first mortgage bonds of Consumers. The New LOC Facility is a short-term facility and contains certain customary affirmative and negative covenants. The availability of letters of credit is subject to there being no default under the New LOC Facility, as well as customary documentary conditions. The New LOC Facility will be used for the issuance of, and reimbursement of drawings under, letters of credit issued to support corporate purposes of Consumers and its subsidiaries.
The Bank of Nova Scotia has provided banking services to CMS Energy Corporation and Consumers in the ordinary course of business.
The foregoing description of the New LOC Facility does not purport to be complete and is qualified in its entirety by the provisions of the New LOC Facility, which is attached hereto as Exhibit 10.1, and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
10.1 $200 million Letter of Credit Reimbursement Agreement dated as of November 30, 2007 between Consumers Energy Company and The Bank of Nova Scotia.
This Form 8-K contains “forward-looking statements” as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” each found in the MANAGEMENT’S DISCUSSION AND ANALYSIS sections of CMS Energy’s Form 10-K, Consumers’ Form 10-K for the Year Ended December 31, 2006 and a form 8-K filed June 4, 2007 amending CMS Energy’s 2006 financial statements to reflect certain discontinued operations resulting from certain recent asset sales, as well as updated in CMS Energy’s and Consumers’ Forms 10-Q for the Quarters ended March 31, 2007, June 30, 2007 and September 30, 2007 (CMS Energy’s and Consumers’ “FORWARD-LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference), that discuss important factors that could cause CMS Energy’s and Consumers’ results to differ materially from those anticipated in such statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated: December 6, 2007	CMS ENERGY CORPORATION
	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer

Dated: December 6, 2007	CONSUMERS ENERGY COMPANY
	By:	/s/ Thomas J. Webb
Thomas J. Webb
Executive Vice President and Chief Financial Officer